CONFIDENTIAL | FOR DISCUSSION PURPOSES ONLY GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED MARCH 31, 2022

Disclaimer Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, including the COVID-19 pandemic; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. 2

Summary of Financial Results 01

Summary of Financial Results vs. Prior Quarter 4 * Represents an amount less than $0.01 per share 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed the acquisition of Golub Capital Investment Corporation (“GCIC”). Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. 2. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further description on the non-GAAP financial measures. 3. The Company believes providing Adjusted Net Investment Income before the accrual for capital gain incentive fee per share under GAAP is a useful non-GAAP financial measure as a portion of such accrual is not contractually payable under the terms of the Company’s Investment Advisory Agreement. See the Endnotes at the end of this presentation for further description of non-GAAP financial measures. Quarter Ended December 31, 2021 March 31, 2022 Net Investment Income Per Share Net investment income per share $0.27 $0.25 Amortization of purchase premium per share1 0.04 0.02 Adjusted net investment income per share2 $0.31 $0.27 Accrual for capital gain incentive fee per share 0.00 0.03 Adjusted net investment income before accrual for capital gain incentive fee per share3 $0.31 $0.30 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.10 $0.14 Net reversal of realized/unrealized loss resulting from the purchase price premium per share1 (0.04) (0.02) Adjusted net realized/unrealized gain (loss) per share2 $0.06 $0.12 Earnings Per Share Earnings (loss) per share $0.37 $0.39 Adjusted earnings (loss) per share2 $0.37 $0.39 Net Asset Value Per Share $15.26 $15.35 A B A B *

GBDC Performance Drivers 02

GBDC’s Strong Earnings Were Driven by a Continuation of Themes from the Prior Quarter 6  GBDC portfolio companies generally continued to perform well ‒ Stable internal performance ratings2 ‒ Low non-accruals3 ‒ Solid net realized and unrealized gains4  Solid net originations supported a modest increase in GBDC's leverage within our target range of 0.85x-1.25x Key Themes from Quarter Ended March 31, 2022 Impact on GBDC  Earnings growth across middle market private companies in Golub Capital portfolios was strong at 9.4%1 as compared to calendar Q1 2021, reflecting an economy that continues to grow, albeit at a slower pace than the robust growth seen during calendar year 2021  Middle market deal activity slowed as expected from a historically prolific calendar Q4 2021, while repayments were unusually low 1. Please see the March 31, 2022 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q1 2022 compared the January and February 2022 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in January and February 2021. 2. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 3. Please see page titled, “Portfolio Highlights – Credit Quality”. 4. Please see page titled, “Strong Unrealized Gains Drove a NAV Per Share Increase from December 31, 2021”.

$15.26 $15.35 $0.25 $0.02 $0.00 * $0.14 ($0.30) ($0.02) December 31, 2021 NAV Net Investment Income Reversal of Amortization of Purchase Premium¹ Dividend Paid During March 31, 2022 Quarter Net Realized Gain on Investments Net Change in Unrealized Appreciation on Investments Net Reversal of Realized/ Unrealized Loss Resulting from the Purchase Premium¹ March 31, 2022 NAV Strong Unrealized Gains Drove a NAV Per Share Increase from December 31, 2021 7 NAV Per Share Bridge Adjusted NII: $0.271 Adjusted Net Realized & Unrealized Gain: $0.12 * Represents an amount less than $0.01 per share 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

Summary of Financial Results for the Quarter Ended March 31, 2022 03

9 Quarter Ended March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Net Investment Income Per Share Net investment income per share $0.24 $0.25 $0.27 $0.27 $0.25 Amortization of purchase premium per share1 0.05 0.04 0.03 0.04 0.02 Adjusted net investment income per share1 $0.29 $0.29 $0.30 $0.31 $0.27 Accrual for capital gain incentive fee per share 0.00 0.00 0.00 0.00 0.03 Adjusted net investment income before accrual for capital gain incentive fee per share1 $0.29 $0.29 $0.30 $0.31 $0.30 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.31 $0.24 $0.15 $0.10 $0.14 Net reversal of realized/unrealized loss resulting from the purchase premium per share1 (0.05) (0.04) (0.03) (0.04) (0.02) Adjusted net realized/unrealized gain (loss) per share1 $0.26 $0.20 $0.12 $0.06 $0.12 Earnings (Loss) Per Share Earnings (loss) per share $0.55 $0.49 $0.42 $0.37 $0.39 Adjusted earnings (loss) per share1 $0.55 $0.49 $0.42 $0.37 $0.39 Net Asset Value Per Share $14.86 $15.06 $15.19 $15.26 $15.35 Distributions paid per share $0.29 $0.29 $0.29 $0.30 $0.30 Summary of Quarterly Results * Represents an amount less than $0.01 per share 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures. A B A B *

Quarter Ended March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $234.7 $614.7 $971.4 $867.7 $323.2 Exits and Sales of Investments 347.5 583.5 383.8 661.8 122.2 Net Funds Growth1 (112.0) 44.3 455.3 251.9 279.4 Asset Mix of New Investments Senior Secured 24% 15% 14% 4% 2% One Stop 75% 80% 81% 88% 94% Junior Debt2 0% 0%* 2% 0%* 0% Equity and Other Investments 1% 5% 3% 8% 4% Portfolio Rotation – Debt Investments Weighted average rate on new investments3 6.6% 6.7% 6.4% 6.7% 6.7% Weighted average spread over the applicable base rate of new floating rate investments4 5.5% 5.7% 5.7% 5.9% 5.8% Weighted average interest rate on investments that paid-off 6.5% 6.9% 7.3% 6.3% 6.0% Weighted average fees on new investments 1.2% 1.1% 1.2% 1.2% 1.1% * Rounds to less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a London Interbank Offered Rate “LIBOR”, Secured Overnight Financing Rate “SOFR”, Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a LIBOR/SOFR and Prime rate option, the contractual rate is calculated using current LIBOR/SOFR at the time of funding, the spread over LIBOR/SOFR and the impact of any LIBOR/SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, LIBOR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a LIBOR/SOFR and Prime rate option, the LIBOR/SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 10 − Total investments at fair value increased by approximately 5.4%, or $279.4 million, during the quarter ended March 31, 2022. − As of March 31, 2022, we had $40.6 million of undrawn revolver commitments to portfolio companies. Portfolio Highlights – New Originations

Portfolio Highlights – Investment Mix 11 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 1% Historical Investment Portfolio ($000) 1. Junior Debt is comprised of second lien and subordinated debt. 2% 79% Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior 3% $4,439,547 1% 81% 16% 1% 4% 16% − The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. $4,395,261 16% 80% 12% 82% 1% 5% $4,894,886 $5,146,766 11% 83% 1% 5% $5,426,159

Portfolio Highlights – Portfolio Diversity as of March 31, 2022 12 * Represents an amount less than 0.5%. 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3.0%. Portfolio Composition by Seniority Diversification by Obligor 11% 83% 1% 5% First Lien One Stop First Lien Traditional Senior 94% First Lien Top 25 Investments 32% Remaining 285 Investments 68% Top 10 Investments 16% Avg Size <0.4% Portfolio Composition by Interest Rate Type on Loans2 Floating, 100% Fixed, 0%* Diversification by Industry3 Investment Portfolio $5,426mm | 310 Investments | Average Size <0.4% 39 industries below 3% Junior Debt1 Equity Software 25% Healthcare Providers and Services 8% Specialty Retail 7% IT Services 4% Insurance 5%Automobiles 5% Health Care Technology 3% Diversified Consumer Services 3% Healthcare Equipment and Supplies 3% Commercial Services and Supplies 3%

1. The weighted average cost of debt and weighted average net investment spread presented for the quarter ended September 30, 2021 exclude $3.6 million of accelerated capitalized debt issuance costs that resulted from the August 26, 2021 early redemption of notes issued by the 2020 Debt Securitization and the September 1, 2021 redemption of debentures issued by GC SBIC VI, LP, one of our small business investment company subsidiaries. The weighted average cost of debt and weighted average net investment spread were 3.3% and 4.4%, respectively, when including the $3.6 million of accelerated capitalized debt issuance costs. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 3. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 4. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 5. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 13 Portfolio Highlights – Economic Analysis 8.1% 7.8% 7.9% 8.0% 7.9% 7.7% 7.7% 7.3% 7.7% 7.4% 7.4% 7.5% 7.4% 7.2% 7.1% 6.9% 4.9% 5.1% 5.0% 5.0% 5.1% 4.9% 5.0% 4.5% 3.2% 2.7% 2.9% 3.0% 2.8% 2.8% 2.7% 2.8% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.2% 1.0% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021¹ December 31, 2021 March 31, 2022 Investment income yield² Income yield³ Weighted average net investment spread⁴ Weighted average cost of debt⁵ 3-Month London Interbank Offered Rate ("LIBOR")

Portfolio Highlights – Credit Quality 14 − Fundamental credit quality as of March 31, 2022 remained strong with over 90% of the investments in our portfolio having an Internal Performance Rating1 of 4 or higher as of March 31, 2022. − During the quarter ended March 31, 2022, the number of non-accrual investments increased from five to seven investments. Non-accrual investments at March 31, 2022 as a percentage of total investments at cost and fair value were 1.5% and 1.1%, respectively. Quarter Ended March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Non-Accrual – Debt Investments Non-accrual investments at amortized cost (000s) $62,288 $62,198 $62,619 $60,984 $76,284 Non-accrual investments / total debt investments at amortized cost 1.4% 1.4% 1.3% 1.2% 1.5% Non-accrual investments at fair value (000s) $43,307 $43,585 $46,104 $42,302 $55,871 Non-accrual investments / total debt investments at fair value 1.0% 1.0% 1.0% 0.9% 1.1% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 98.0% 98.2% 98.2% 98.1% 98.2% 1. Please see Internal Performance Ratings definitions on the following page.

Portfolio Highlights – Portfolio Ratings 15 * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2016 2017 2018 2019 2020 2021 December 31, 2021 March 31, 2022 5 5.7% 5.5% 6.4% 2.7% 6.1% 10.2% 6.8% 6.2% 4 83.1% 81.8% 81.6% 88.2% 72.8% 80.7% 85.6% 86.1% 3 10.6% 12.6% 11.0% 7.9% 19.7% 8.1% 6.6% 6.8% 2 0.6% 0.0%* 1.0% 1.2% 1.4% 1.0% 1.0% 0.9% 1 0.0%* 0.1% 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

Quarterly Statements of Financial Condition 16 1. On September 13, 2011, the Company received exemptive relief from the SEC to permit the Company to exclude the debt of its small business investment company (“SBIC”) subsidiaries from its asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of the Company’s SBICs. 2. There were no SBA Debentures outstanding as of September 30, 2021, December 31, 2021 and March 31, 2022. On November 4, 2020, May 4, 2021 and September 21, 2021, SBIC IV, SBIC V, and SBIC VI, respectively, surrendered their licenses to operate as a SBIC and the program was terminated. 3. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019. As of (Dollar amounts in 000s, except share and per share data) March 31, 2021 (unaudited) June 30, 2021 (unaudited) September 30, 2021 (audited) December 31, 2021 (unaudited) March 31, 2022 (unaudited) Assets Investments, at fair value $4,395,261 $4,439,547 $4,894,886 $5,146,766 $5,426,159 Cash, cash equivalents and foreign currencies 77,104 156,930 181,090 182,683 136,169 Restricted cash, cash equivalents and foreign currencies 106,978 77,915 63,253 118,794 38,163 Other assets 25,945 24,217 25,686 32,194 24,473 Total Assets $4,605,288 $4,698,609 $5,164,915 $5,480,437 $5,624,964 Liabilities Debt $2,086,204 $2,133,390 $2,569,228 $2,852,832 $2,980,962 Unamortized debt issuance costs (18,437) (18,155) (17,850) (22,404) (20,786) Interest payable 13,376 12,133 12,516 16,184 15,643 Management and incentive fee payable 15,998 15,131 12,247 20,799 20,929 Other liabilities 9,016 9,199 6,082 5,547 4,667 Total Liabilities 2,106,157 2,151,698 2,582,223 $2,872,958 $3,001,415 Total Net Assets 2,499,131 2,546,911 2,582,692 $2,607,479 $2,623,549 Total Liabilities and Net Assets $4,605,288 $4,698,609 $5,164,915 $5,480,437 $5,624,964 Net Asset Value per Share $14.86 $15.06 $15.19 $15.26 $15.35 GAAP leverage 0.84x 0.84x 1.00x 1.10x 1.14x Regulatory leverage1,2 0.80x 0.80x 1.00x 1.10x 1.14x Asset coverage2,3 224.8% 224.4% 200.0% 190.9% 187.6% Number of shares of common stock outstanding 168,231,707 169,151,857 170,028,584 170,865,742 170,895,670

Quarterly Operating Results 17 Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2021 (unaudited) June 30, 2021 (unaudited) September 30, 2021 (unaudited) December 31, 2021 (unaudited) March 31, 2022 (unaudited) Investment Income Interest income $83,728 $81,694 $83,600 $92,336 $88,679 GCIC acquisition purchase premium amortization (8,722) (7,436) (5,405) (7,095) (2,940) Dividend and fee income 1,195 1,511 2,914 1,326 222 Total Investment Income $76,201 $75,769 $81,109 $86,567 $85,961 Expenses Interest and other debt financing expenses $16,190 $15,125 $19,343 $17,836 $19,275 Base management fee, net of waiver1 15,082 15,298 12,254 17,501 16,115 Incentive fee – net investment income 942 - 268 2,929 - Incentive fee – capital gains - - - 452 4,362 Other operating expenses 3,679 3,281 2,952 3,059 2,769 Total Expenses 35,893 33,704 34,817 41,777 42,521 Net Investment Income $40,308 $42,065 $46,292 $44,790 $43,440 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $54 $5,607 $4,636 $14,548 $372 Net unrealized appreciation (depreciation) on investments and foreign currency translation 42,211 27,813 15,522 (3,088) 20,218 Net unrealized appreciation (depreciation) from the GCIC acquisition purchase premium write-down 8,742 7,408 5,726 7,323 2,940 Net gain (loss) on investments and foreign currency 51,007 40,828 25,884 18,783 23,530 Provision for taxes on unrealized appreciation on investments - - (543) (495) (97) Net Increase (Decrease) in Net Assets Resulting from Operations $91,315 $82,893 $71,633 $63,078 $66,873 Per Share Net Investment Income Per Share $0.24 $0.25 $0.27 $0.27 $0.25 Adjusted Net Investment Income Per Share2 $0.29 $0.29 $0.30 $0.31 $0.27 Earnings (Loss) Per Share $0.55 $0.49 $0.42 $0.37 $0.39 Adjusted Earnings (Loss) Per Share2 $0.55 $0.49 $0.42 $0.37 $0.39 Distributions Paid $0.29 $0.29 $0.29 $0.30 $0.30 Weighted average shares of common stock outstanding 167,281,115 168,251,930 169,170,916 170,046,783 170,866,740 1. For the quarter ended September 30, 2021 and March 31, 2022, GC Advisors irrevocably waived $4.0 million and $1.9 million, respectively, of the base management fee calculated under the investment advisory agreement. 2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

Financial Performance Highlights 18 * The quarterly return on equity for the periods up to and including the quarter ended June 30, 2019 are calculated as (a) the net increase in net assets resulting from operations (i.e., net income) for the period presented divided by (b) the daily average of total net assets during the period. The quarterly return on equity for the periods after June 30, 2019 are calculated as (a) Adjusted Net Income for the period, as defined in the Endnotes at the end of this presentation, divided by (b) the daily average of total net assets during the period. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described in the Endnotes at the end of this presentation. These returns do not represent an actual return to any investor in the Company. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.33 $0.33 $0.29 $0.29 $0.29 $0.29 $0.29 $0.29 $0.30 $0.30 $0.08 $0.12 $0.13$0.40 $0.44 $0.46 2.2% 2.3% 2.2% 2.4% 2.3% 1.6% 1.9% 1.9% 2.0% 2.2% 2.1% -10.5% 6.7% 4.0% 3.9% 3.8% 3.3% 2.8% 2.4% 2.6% Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Regular Distribution Special Distribution Quarterly Return on Equity*

19 Long History of Strong Shareholder Returns Investors in GBDC’s 2010 IPO have achieved a 10.0% IRR on NAV1 1. Internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period, an incremental investment of $2.29 per share, or the GBDC Rights Offering subscription price of $9.17 per share divided by four (corresponding to the 1:4 issuance ratio in the GBDC Rights Offering, or the "GBDC Rights Offering Investment"), and ending period NAV, multiplied by 1.25x (corresponding to the 1:4 issuance ratio in the GBDC Rights Offering). Period beginning June 30, 2010 and ending March 31, 2022. GBDC made its initial public offering on April 15, 2010. 2. Calculated as (a) the sum of (i) NAV per share for the period presented plus (ii) cumulative regular and special distributions paid per share subsequent to the GBDC Rights Offering (b) divided by four to reflect additional shares purchased at the 1:4 issuance ratio in the GBDC Rights Offering. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010 and subscribed for its pro rata rights through GBDC’s rights offering, which closed on May 15, 2020 (“GBDC Rights Offering”). For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis. $14.63 $35.41 Ap r-1 0 Ju n- 10 Se p- 10 De c- 10 M ar -1 1 Ju n- 11 Se p- 11 De c- 11 M ar -1 2 Ju n- 12 Se p- 12 De c- 12 M ar -1 3 Ju n- 13 Se p- 13 De c- 13 M ar -1 4 Ju n- 14 Se p- 14 De c- 14 M ar -1 5 Ju n- 15 Se p- 15 De c- 15 M ar -1 6 Ju n- 16 Se p- 16 De c- 16 M ar -1 7 Ju n- 17 Se p- 17 De c- 17 M ar -1 8 Ju n- 18 Se p- 18 De c- 18 M ar -1 9 Ju n- 19 Se p- 19 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 NAV Per Share Incremental Value Per Share from GBDC Rights Offering Investment² Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share $15.35 $15.06 $0.58 $4.422

Liquidity and Investment Capacity 20 Cash and Cash Equivalents − Unrestricted cash and cash equivalents and foreign currencies totaled $136.2 million as of March 31, 2022. − Restricted cash, cash equivalents and foreign currencies totaled $38.2 million as of March 31, 2022. Restricted cash is held in our securitization vehicles and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability − Revolving Credit Facilities – As of March 31, 2022, subject to leverage and borrowing base restrictions, we had approximately $681.7 million of remaining commitments and availability, in the aggregate, on our revolving credit facilities with Morgan Stanley and JPMorgan. − GC Advisors Revolver – As of March 31, 2022, we had $100.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors.

Post-COVID Initiatives Have Enhanced the Flexibility, Term and Durability of GBDC’s Liability Structure 21 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2018 Debt Securitization $ 408,200 $ 408,200 $ - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.64% GCIC 2018 Debt Securitization 546,500 546,500 - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.51% Unsecured Notes: 2024 Unsecured Notes 500,000 500,000 - N/A April 15, 2024 3.375% 2026 Unsecured Notes 600,000 600,000 - N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 - N/A February 15, 2027 2.050% Bank Facilities: Morgan Stanley Credit Facility 75,000 - 75,000 April 12, 2024 April 12, 2026 1 Month LIBOR + 2.05% JPMorgan Credit Facility 1,187,500 580,788 606,712 February 11, 2025 February 11, 2026 1 Month LIBOR + 1.75%2 GC Advisors Revolver 100,000 - 100,000 N/A June 21, 2022 Applicable Federal Rate Debt Capital Structure* 5+ years 32% Debt Mix By Vehicle Type – Par Outstanding * Information is presented as of March 31, 2022. 1. Interest rate for securitizations represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding tranches retained by the Company. The weighted average interest rate for the GCIC 2018 Debt Securitization excludes a $38.5 million note that has a fixed interest rate of 2.50%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. The interest rate on the JPMorgan Credit Facility ranges from 1 month LIBOR + 1.75% to 1 month LIBOR + 1.875%. The rate displayed corresponds to the interest rate incurred on the most recent borrowing. Debt Mix by Remaining Legal Tenor – Par Outstanding Unsecured Notes 49% Securitizations 32% Bank Facilities 19% 1–3 years 17% 3–5 years 51%

Common Stock and Distribution Information 22 Common Stock Data1 Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) April 9, 2020 June 9, 2020 June 29, 2020 $0.29 Quarterly $48,505 August 4, 2020 September 8, 2020 September 29, 2020 $0.29 Quarterly $48,505 November 20, 2020 December 11, 2020 December 30, 2020 $0.29 Quarterly $48,505 February 5, 2021 March 5, 2021 March 30, 2021 $0.29 Quarterly $48,505 May 7, 2021 June 11, 2021 June 29, 2021 $0.29 Quarterly $48,787 August 6, 2021 September 8, 2021 September 29, 2021 $0.29 Quarterly $49,055 November 19, 2021 December 10, 2021 December 30, 2021 $0.30 Quarterly $51,008 February 4, 2022 March 4, 2022 March 29, 2022 $0.30 Quarterly $51,260 May 6, 2022 June 3, 2022 June 29, 2022 $0.30 Quarterly $51,2692 Fiscal Year Ending September 30, 2021 High Low End of Period First Quarter $14.15 $12.66 $14.14 Second Quarter $15.36 $14.08 $14.62 Third Quarter $16.10 $14.72 $15.42 Fourth Quarter $16.01 $15.17 $15.81 Fiscal Year Ending September 30, 2022 High Low End of Period First Quarter $15.99 $14.86 $15.44 Second Quarter $16.10 $14.70 $15.21 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 170,895,670 shares outstanding as of March 31, 2022.

Appendix: Endnotes A

1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures:  “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP.  “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP.  “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of March 31, 2022, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $4.8 million, none of which was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of March 31, 2022. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. Endnotes – Non-GAAP Financial Measures 24